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                                                                   Exhibit 3.271

                           AMENDED AND RESTATED BYLAWS

                                       OF

                        HELIX PHYSICIANS MANAGEMENT, INC.
                           (A California Corporation)

                                    ARTICLE I

                                     OFFICES

     Section 1. Principal Executive Offices. The principal executive office of the corporation shall be as designated from time to time by the Board of Directors of the corporation. The Board of Directors is hereby granted full power and authority to change said principal executive office from one location to another, within or without the State of California.

     Section 2. Other Offices. Other business offices may from time to time be established by the Board of Directors at any place or places where the corporation is qualified to do business.

     Section 3. Purposes and Powers. The corporation shall have such purposes as are now or may hereafter be set forth in the Articles of Incorporation and shall have and exercise such powers in furtherance of its purposes as are now or may hereafter be set forth in the Articles of Incorporation.

                                   ARTICLE II

                             SHAREHOLDERS' MEETINGS

     Section 1. Time. An annual meeting of shareholders shall be held for the election of directors on a date and at a time stated in or fixed in accordance with the Bylaws and any other proper business may be transacted thereat. Any special meeting shall be held on the date and at the time as the Board of Directors shall from time to time fix.

     Date of Meeting: November 15
     Time of Meeting: 10:00 a.m.

     Under no circumstances shall an annual meeting be held more than 60 days after the date designated therefor or, if no date has been designated, for a period of fifteen (15) months after

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the organization of the corporation or after its last annual meeting.

     Section 2. Place. Annual meetings of shareholders and any special meetings shall be held at such place within or without this state as may be stated in or fixed in accordance with the Bylaws or as the Board of Directors may from time to time fix. If no other place is stated or so fixed, shareholder meetings shall be held at the principal executive office of the corporation.

     Section 3. Call. Annual meetings may be called by the Board, the President, the Secretary, or by any officer instructed by the Board to call the meeting.

     Section 3.1. Special meetings may be called in like manner or by the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting or by such other persons as may be provided in the Articles or Bylaws.

     Section 4. Notice. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date, and hour of the meeting, and (1) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (2) in the case of the annual meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders, but subject to the provisions of the General Corporation Law. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

     Section 4.1. Notice of a shareholders' meeting or any report shall be given either personally or by mail or other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of this subsection, executed by the Secretary, Assistant Secretary, or any transfer agent, shall constitute sufficient proof of the giving of the notice or report.

     If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders.


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     Section 4.2. Upon request in writing to the President, Vice President, or
Secretary by any person (other than the Board) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after receipt of the request. If the notice is not given within 20 days after receipt of the request, the persons entitled to call the meeting may give the notice.

     Section 4.3. When a shareholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting as provided in the bylaws or as the General Corporation Law may require.

     Section 4.4. The notice of any annual or special meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law.

     Section 5. Consent. The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice of a consent to the holding of the meeting or an approval of the minutes thereof.

     Section 5.1. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 5.2. Attendance of a person at a meeting constitutes a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting shall not constitute a waiver of any right to object to the consideration of matters required by the General Corporation Law to be included in the notice if such objection is expressly made at the meeting.

     Section 5.3. Except as otherwise provided in subdivision (f) of Section 601 of the General Corporation Law, neither the business to be transacted at nor the purpose of any regular or special meeting need be specified in any written waiver of notice.

     Section 6. Conduct of Meeting. Meetings of the shareholders shall be presided over by one of the following officers in the following order of seniority and if present and acting--the President, a Vice President, or, if none of the foregoing is in office and present, and acting, by a chairman to be chosen by a majority of the shares represented at the meeting and entitled to vote.


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     Section 6.1. The Secretary of the corporation, or in his absence, an assistant secretary, shall act as secretary of every meeting, but, if neither the Secretary nor an assistant secretary is present, the chairman of the meeting shall appoint a secretary of the meeting.

     Section 7. Proxy Representation. Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares either at a meeting or by written action. No proxy shall be valid after the expiration of eleven months from the date of its execution unless otherwise provided in the proxy. Every proxy shall continue in full force and effect until revoked by the person executing it prior to the vote or written action pursuant thereto, except as otherwise provided in this section or by the General Corporation law.

     Section 7.1. As used herein, a "proxy" shall be deemed to mean a written authorization signed by a shareholder or a shareholder's attorney in fact giving another person or persons power to vote or consent in writing with respect to the shares of such shareholder, and "Signed" as used herein shall be deemed to mean the placing of such shareholder's name on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by such shareholder or shareholder's attorney in fact.

     Section 7.2. Where applicable, the form of any proxy shall comply with the provisions of Section 604 of the General Corporation Law.

     Section 8. Inspectors - Appointment. In advance of any meeting of shareholders, the Board of Directors may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or, if any persons so appointed fail to appear or refuse to act, the chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to replace any of those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented shall determine whether one or three inspectors are to be appointed.

     Section 8.1. The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity, and effect of proxies, receive votes, ballots, if any, or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

     Section 8.2. If there are three inspectors of election, the decision, act, or certificate of a majority shall be effective in all respects as the decision, act, or certificate of all.

     Section 9. Subsidiary Corporations. Shares of this corporation owned by a subsidiary shall not be entitled to vote on any matter. For purposes of this section, a "subsidiary" of this corporation means a corporation of whose shares those possessing more than fifty percent


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(50%) of the total combined voting power of all classes of shares entitled to vote are owned directly or indirectly through one or more subsidiaries by this corporation.

     Section 10. Quorum; Vote; Written Consent.

     A. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business at a meeting of shareholders.

     B. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     C. In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented thereat either in person or by proxy, but no other business may be transacted except as hereinbefore provided.

     Section 10.1. Unless a record date for voting purposes be fixed, as provided in Section 4 of Article V of these Bylaws, then, subject to the provisions of Chapter 7 of the General Corporation Law of California (relating to voting of shares), only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the date on which notice of the meeting is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held, shall be entitled to vote at such meeting, and such day shall be the record date for such meeting.

     Section 10.2. In the election of directors, a plurality of the votes cast shall elect. No shareholder shall be entitled to cumulate votes for any one or more candidates at a meeting for the election of directors unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for such candidates in nomination.

     Section 10.3. Except as otherwise provided by the General Corporation Law, the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting at which a quorum is present shall be authorized by the affirmative vote of a majority of the shares represented at the meeting and entitled to vote, and shall thereby constitute an act of the shareholders.

     Section 10.4. Except in the election of directors by written consent in lieu of a meeting, and except as may otherwise be provided by the General Corporation Law, the Articles of Incorporation or these Bylaws, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by holders of outstanding shares having not less


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than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     A. Directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

     B. Notice of any shareholder approval pursuant to Section 310, 317, 1201 or 2007 without a meeting by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by such approval, and prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent to those shareholders entitled to vote who have not consented in writing.

     Section 11. Ballot. Elections of directors at a meeting need not be by ballot unless a shareholder demands election by ballot at the election and before the voting begins. In all other matters, voting need not be by ballot.

     Section 12. Shareholders' Agreements. Notwithstanding the above provisions, in the event this corporation elects to become a "close corporation," an agreement between two or more shareholders thereof, if in writing and signed by the parties thereto, may provide that in exercising any voting rights the shares held by them shall be voted as provided by the agreement, or as the parties may agree or as determined in accordance with a procedure agreed upon by them, or as otherwise provided in Section 706, or may modify the above provisions as to shareholders' meetings and actions.

                                   ARTICLE III

                               BOARD OF DIRECTORS

     Section 1. Functions. The business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of its Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors.

     A. The Board of Directors shall have authority to fix the compensation of directors for services in any lawful capacity.

     Section 1.1. Each director shall exercise such powers and otherwise perform the duties of a director in good faith, in the manner such director believes to be in the best interests of the corporation, and with such care, including reasonable inquiry, using ordinary prudence, as an ordinarily prudent person in a like position would use under similar circumstances.

     Section 2. Exception for Close Corporation. In the event that this corporation shall elect to become a close corporation, as defined in Section 158, its shareholders may enter into a


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Shareholders' Agreement as defined and provided in Sections 186 and 300(b).
Notwithstanding the provisions of Section 1 of this Article, said agreement may provide for the exercise of corporate powers and the management of the business and affairs of this corporation by the shareholders, provided however such agreement shall, to the extent and so long as the discretion or the powers of the Board in its management of corporate affairs is controlled by such agreement, impose upon each shareholder who is a party thereof, liability for managerial acts performed or omitted by such person pursuant thereto that is otherwise imposed by Section 300 upon Directors, and the directors shall be relieved to that extent from such liability.

     Section 3. Qualifications and Number. A director need not be a shareholder of the corporation, a citizen of the United States, or a resident of the State of California.

     Section 3.1. The authorized number of directors constituting the Board of Directors until further changed shall be three (3); provided, however, that whenever the corporation shall have only two shareholders, the number of directors may be at least two, and whenever the corporation shall have only one shareholder, the number of directors may be at least one. Subject to the foregoing provisions, the number of directors may be changed from time to time by an amendment of these Bylaws adopted by approval of the outstanding shares. Any such amendment reducing the number of directors to fewer than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in writing in the case of action by written consent are equal to more than sixteen and two-thirds percent of the outstanding shares or as provided by
Section 212(a). No decrease in the authorized number of directors shall have the effect of shortening the term of any incumbent director.

     Section 4. Election and Term. The initial Board of Directors shall consist of the persons designated in the Articles as such or elected by the incorporators, all of whom shall hold office until the first annual meeting of shareholders or until the expiration of the term for which elected and until their successors have been elected and qualified, or until their earlier resignation or removal from office. Thereafter, at each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting. Each director, including directors who are elected to fill any vacancies, shall hold office until the next annual meeting of shareholders and until their successors have been elected and qualified, or until their earlier resignation, removal from office, or death.

     Section 4.1. An ex officio director serves on the Board by virtue of his official position. He shall remain an ex officio director until he shall no longer hold a designated position which is the basis for ex officio membership.

     Section 4.2. If in the interim between annual meetings of shareholders or of special meetings of shareholders called for the election of directors any vacancies occur in the Board of Directors, including vacancies resulting from an increase in the authorized number of directors which have not been filled by the shareholders, including any other vacancies which the General Corporation Law authorizes directors to fill, and including vacancies resulting from the removal of directors which are not filled at the meeting of shareholders at which any such removal has been effected, if the Articles of Incorporation or a Bylaw adopted by the shareholders so


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provides, they may be filled by the vote of a majority of the directors then in office or by a sole remaining director, although less than a quorum exists.

     Section 4.3. Any director may resign effective upon giving notice to the Chairman of the Board, if any, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to the office when the resignation becomes effective.

     Section 4.4. The shareholders may elect a director at any time to fill any vacancy which the directors are entitled to fill, but which they have not filled. Any such election by written consent shall require the consent of a majority of the shares.

     Section 5. Meetings.

     Section 5.1 Time. Meetings shall be held at such time as provided in the Articles or as herein set forth in the Bylaws or as the Board shall fix by resolution, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble. In the event the newly elected Board meets immediately following the annual meeting of shareholders wherein they were elected, then, for such meetings and notwithstanding any other provision of this section, call and notice are hereby waived and dispensed with.

     Section 5.1.1. An annual meeting of the Board of Directors shall be held immediately following the annual meeting of shareholders or such meetings may be held at such time and place as may be designated by the Chairman of the Board, if any, or the President in an appropriate notice of the meeting or as may be fixed by these Bylaws or by resolution of the Board of Directors, for the purpose of election of successor directors, election of officers, and the transaction of any other proper business.

     Section 5.1.2. The Board of Directors shall meet regularly at such times as may be determined by the Board to be necessary to manage the business and affairs of the corporation, which shall be not less than annually. The time and place of such meeting shall be fixed as according to this section.

     Section 5.2. Place. Meetings of the Board of Directors may be held at any place within or without the State of California which has been designated in the notice of the meeting or, if not stated in said notice or if there is no notice given, at the place designated in these Bylaws or by resolution of the Board of Directors. In the absence of such designation, meetings shall be held at the principal executive office of the corporation.

     Section 5.3. Special Meetings. Meetings of the Board of Directors may be called at any time by the Chairman of the Board, if any, the President, or any Vice President, or the Secretary, or any two directors.

     Section 5.4. Notice and Waiver Thereof. No notice shall be required for regular meetings for which the time and place have been fixed by these Bylaws or by resolution of the


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Board of Directors. Special meetings shall be held upon at least four days'
notice by mail or upon at least forty-eight hours' notice delivered personally or by telephone or telegraph.

     A. Notice of a meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

     B. A notice or waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors.

     Section 6. Sole Director Provided by Articles of Incorporation. In the event only one director is required by the Bylaws or Articles of Incorporation, pursuant to Section 212(a), then any reference herein to notices, waivers, consents, meetings, or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to a Board of Directors.

     Section 7. Quorum and Action. A majority of the authorized number of directors shall constitute a quorum of the Board for the transaction of business except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum unless otherwise prohibited by the General Corporation Law and, provided such majority shall constitute at least either one-third of the authorized number of directors or at least two directors, whichever is larger, unless the authorized number of directors is, only one.

     Section 7.1. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors, if any, who were not present at the time of adjournment.

     Section 7.2. Except as the Articles of Incorporation, these Bylaws and the General Corporation Law may otherwise provide, the act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors.

     Section 7.3. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another, and participation by such use shall be deemed to constitute presence in person at any such meeting.

     Section 7.4. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action is approved by at least a majority of the required quorum for such meeting.


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     Section 8. Chairman of the Meeting. The chairman of any meeting of the
Board of Directors shall be the Chairman of the Board, if any and if present and acting, or the President, in the absence of the Chairman of the Board and if present and acting, or any director chosen by the Board or provided in the Bylaws, and who shall preside at all such meetings.

     Section 9. Removal of Directors. Any or all of the directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote; provided, however, that unless the entire Board is removed, an individual director shall not be removed when the votes cast against such removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election of directors at which the same total number of votes were cast or, if such action is taken by written consent (in lieu of the meeting), all such shares entitled to vote were voted, and the entire number of directors authorized at the time of the director's most recent election were then being elected.

     A. If it is deemed to be in the best interest of the corporation, the director or directors subject to removal shall be notified of such a meeting held for this purpose, and such notice must be mailed not less than one week prior to the meeting, to the last known address of the director, stating that the question of removal will be brought before such noticed meeting.

     Section 9.1. If any or all directors are so removed, new directors may be elected at the same meeting or by such written consent of the shareholders as provided by Section 305(b), or such vacancies on the Board may be filled by a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director.

     Section 9.2. The Board of Directors may declare vacant the office of any director who has been declared of unsound mind by an order of court or convicted of a felony.

     Section 10. Committees. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors to serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent member at any meeting of such committee. Any such committee, to the extent provided in the resolution of the Board of Directors or as set forth in these Bylaws, shall have all the authority of the Board of Directors except such authority as the General Corporation Law may specifically exclude as a proper delegation of authority.

     Section 11. Informal Action. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof all such waivers, consents, and/or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 12. Written Action. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all of the members of the Board of Directors


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shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

     Section 13. Indemnification of Directors, Officers, Employees and Agents.

     Section 13.1. The following definitions apply for purposes of this Section 13:

          (a) "Agent" means any person who:

          (1) is or was the corporation's director, officer, employee or other agent;

          (2) is or was serving at the corporation's request as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or

          (3) was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or another enterprise at the predecessor corporation's request.

          (b) "Proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative.

          (c) "Expenses" include, without limit, attorneys' fees and expenses of establishing an indemnification right under Section 13.2 or Section 13.3 of this Section.

     Section 13.2. This corporation shall indemnify any person who was or is a party or is threatened to be made a party to a Proceeding because the person is or was an Agent. This indemnification does not apply to an action by or in the right of this corporation to procure a judgment in its favor. The corporation shall indemnify an Agent against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with a Proceeding, if the Agent acted in good faith and in a manner he, she or it reasonably believed to be in the corporation's best interests. In the case of a criminal Proceeding, the Agent must have had no reasonable cause to believe his, her or its conduct was unlawful. Any Proceeding's termination by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not alone create a presumption the Agent did not act in good faith and in a manner which he, she or it reasonably believed to be in the corporation's best interests, or the Agent had reasonable cause to believe his, her or its conduct was unlawful.

     Section 13.3. This corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this corporation to procure a judgment in its favor because the person is or was an Agent. This indemnification applies to Expenses actually and reasonably incurred by the person relating to the action's defense or settlement. This indemnification shall be made only if the person acted in good faith, and in a manner he, she or it believed to be in the corporation's and its shareholders' best interests. No indemnification shall be made regarding:


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          (a) Any claim, issue or matter as to which the person has been judged liable to this corporation in performing the person's duty to this corporation and its shareholders, unless and only to the extent the court, upon application, determines the person is fairly and reasonably entitled to indemnity;

          (b) Amounts paid in settling or otherwise disposing of a pending action without court approval; or

          (c) Expenses incurred in defending a pending action settled or otherwise disposed of without court approval.

     Section 13.4. To the extent an Agent has been successful on the merits in defending a Proceeding referred to in Section 13.2 or Section 13.3 or a related claim, issue or matter, the Agent shall be indemnified against related Expenses actually and reasonably incurred by the Agent.

     Section 13.5. Except as provided in Section 13.4, the corporation shall indemnify agents under this Section only upon a determination indemnification is proper because the Agent met the applicable conduct standard in Section 13.2 or
Section 13.3, and only if authorized by any of the following:

          (a) A majority vote of a quorum of the Board of Directors, consisting of directors not parties to the Proceeding;

          (b) If that quorum of directors is unobtainable, by written opinion of independent legal counsel;

          (c) Approval of the shareholders (as provided by California Corporations Code Section 153), with any shares owned by the person to be indemnified not entitled to vote;

          (d) The court, upon application by this corporation, the Agent, or the attorney or other person rendering services in connection with the defense, whether or not the application is opposed by this corporation.

     Section 13.6. The corporation may advance Expenses incurred in defending any Proceeding before its final disposition upon receipt of a promise by or on behalf of the Agent to repay the amount if it is ultimately determined the Agent is not entitled to indemnification.

     Section 13.7. The indemnification provided to Agents in this Section 13 shall not exclude other rights to which Agents may be entitled under any bylaw, agreement, shareholders' vote, disinterested directors' vote or otherwise, both as to action in an official capacity and as to action in another capacity while holding office, to the extent the additional indemnification rights are authorized in this corporation's Articles of Incorporation. These indemnity rights shall continue as to a person who ceased to be an Agent and inure to the benefit of the person's heirs, executors, and administrators. This Section 13 shall not affect any indemnification rights to which an Agent may be entitled under any contract or otherwise.

     Section 13.8. No indemnification or advance shall be made under this Section except as provided in Section 13.4 or Section 13.5(c) where such indemnification or advance would be inconsistent with:

          (a) The corporation's Articles of Incorporation, Bylaws, a resolution of its shareholders, or an agreement effective as of the accrual of the alleged cause of action asserted in the Proceeding in which Expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

          (b) Any condition expressly imposed by a court in approving a settlement.

     Section 13.9. This corporation may purchase and maintain insurance on behalf of any Agent against any liability asserted against or incurred by the Agent in that capacity or arising out of his, her or its being an Agent. Insurance may be purchased whether or not this corporation has the power to indemnify the Agent under this Section 13. This corporation's ownership of all or a portion of the shares of any company issuing an insurance policy shall not render this Section inapplicable if either of the following is met:

          (a) If authorized in the corporation's Articles of Incorporation, any policy issued is limited to the extent provided by California Corporations Code
Section 204(d); or

          (b) (1) The issuing company is organized, licensed, and operated in compliance with the insurance laws and regulations applicable to its jurisdiction of organization,

          (2) The issuing company's procedures for processing claims do not permit it to be subject to the direct control of the corporation buying the policy, and

          (3) The policy provides for risk sharing between the issuer and purchaser, on the one hand and some unaffiliated person(s), on the other. This may be done by providing for more than one unaffiliated owner of the issuing company, or a portion of the coverage furnished will be obtained from some unaffiliated insurer or re-insurer.

     Section 13.10. This Section 13.10 does not apply to any Proceeding against any trustee, investment manager or other employee benefit plan fiduciary in the person's capacity as such, even though the person may also be an Agent. This corporation may indemnify a trustee, investment manager or other fiduciary as permitted by California Corporations Code Section 207(f).

     Section 13.11. If not otherwise authorized by these Bylaws, this corporation may also, if authorized by its Board of Directors, indemnify and advance Expenses to an Agent to the fullest extent of this Section 13.

     Section 13.12. The Board of Directors may authorize the corporation to enter into agreements with its Agents providing for indemnification to the maximum extent permitted under applicable law and the corporation's Articles of Incorporation and Bylaws.

     Section 13.13. (a) This subsection applies if (i) an indemnity claim arising out of this Section 13 is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation; or
(ii) a claim for an Expense advance arising out of this Section 13 is not paid in full by the corporation within twenty (20) days after a written claim has been received by the corporation. In the event of (i) or (ii) above, the Agent may sue the corporation to recover the claim's unpaid amount, including interest.

          (b) This paragraph applies if the Agent is wholly or partly successful in the suit or in a suit brought by the corporation to recover an Expense advance pursuant to an under-taking. If the Agent is wholly or partly successful, the Agent may be paid the expense of prosecuting or defending the suit.

          (c) It is a defense in any suit by the Agent to enforce indemnification, but not in a suit brought by the Agent to enforce an Expense advance, that the Agent has not met any applicable California Corporations Code conduct standard.

          (d) In any suit by the corporation to recover an Expense advance, the corporation may recover the Expenses upon a final adjudication the Agent has not met any applicable California Corporations Code conduct standard.

          (e) Neither of the following shall be a defense to the suit or create a presumption the Agent has not met the applicable conduct standard:

          (1) the failure of the corporation (including its Board of Directors, independent legal counsel, or shareholders) to determine prior to a suit's beginning that indemnification of the Agent is proper because the Agent has met any applicable California Corporations Code conduct standard; nor

          (2) an actual determination by the person(s) that the Agent has not met the applicable conduct standard. In any suit brought by the agent to enforce a right under this Section 13.13 or by the corporation to recover an Expense advance, the corporation has the burden of proving the Agent is not entitled to indemnification or an Expense advance.

     Section 14. Fees and Compensation. Directors and members of committees shall not receive any salary for their services as directors or members, however, upon resolution of the Board, a fixed fee, with or without expenses of attendance, may be allowed for attendance at each meeting.

     Section 14.1. Nothing herein contained shall be construed to preclude any director or committee member from serving the corporation in any other capacity and receiving compensation therefor.

     Section 15. Transactions Between Corporation and Directors. No contract or other transaction between the corporation and one or more of its directors, or between the corporation and any corporation, firm or association in which one or more of the Directors has a material financial interest, is either void or voidable because such Director or Directors or such other corporation, firm or association are parties or because such Director or Directors are present at the meeting of the Board or a committee thereof which authorizes approves or ratifies the contract or transaction, if done so according to the provisions set forth in Section 310 and the General Corporation Law.

                                   ARTICLE IV

                                    OFFICERS

     Section 1. Officers. The officers of the corporation shall be a Chairman of the Board or a President or both, a Secretary, a Chief Financial Officer, and such other officers with such titles and duties as shall be stated in the Bylaws or determined by the Board of Directors and as may be necessary to enable it to sign instruments and share certificates. Any number of offices may be held by the same person.

     Section 2. Election. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the Board of Directors and each shall hold his/her office until he/she shall resign or shall be removed or otherwise disqualified to serve, or until his/her successor shall be elected and qualified.

     Section 3. Subordinate Officers, Etc. The Board of Directors may appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

     Section 4. Removal and Resignation. Any officer may be removed, either with or without cause, by a majority of the Directors then in office, at any regular or special meeting of the Board, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors (subject, in each case, to the rights, if any, of an officer under any contract of employment).

     Section 4.1. Any officer may resign at any time by giving written notice to the Board of Directors, or to the Chairman of the Board, if any, or to the President, or to the Secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

     Section 6. Chairman of the Board. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other power and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the bylaws.

     Section 7. President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, The President shall be the Chief Executive Officer of the corporation, and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall be ex officio a member of all standing committees, including the Executive Committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

     Section 8. Vice President. In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions otherwise placed upon the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws.

     Section 9. Secretary. The Secretary shall keep, or cause to be kept, a book of minutes at the principal office or such other place as the Board of Directors may designate, of all meetings of Directors and Shareholders, with the time and place of holding, whether of a regular or special nature (how authorized, if special), the notice thereof given, the names of those present at Directors' meetings, the number of shares present or represented at Shareholders' meetings and the proceedings thereof.

     Section 9.1. The Secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or duplicate share register, showing the names of the shareholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

     Section 9.2. The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board of Directors required by the Bylaws or by the General Corporation Law to be given, and he shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

     Section 10. Chief Financial Officer. This officer shall keep and maintain, or cause to be kept and maintained in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares. Any surplus, including earned surplus, paid-in surplus, surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any director.

     Section 10.1. Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all his transactions and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

     Section 11. Assistant Secretaries and Assistant Financial Officers. The assistant secretaries and the assistant financial officers shall, in the absence or disability of the Secretary or Chief Financial Officer, respectively, and in the order of election, or as set by the Board, have the duties and powers of the Secretary or Chief Financial Officer and shall have such other duties and powers as the Board from time to time prescribes.

                                    ARTICLE V

                      CERTIFICATES AND TRANSFERS OF SHARES

     Section 1. Certificates for Shares. Each certificate for shares of the corporation shall set forth therein the name of the record holder of the shares represented thereby, the number of shares and the class or series of shares owned by said holder, the par value, if any, of the shares represented thereby, and such other statements, as applicable, as prescribed by Sections 416-419, inclusive, and other relevant Sections of the General Corporation Law of the State of California (the "General Corporation Law") and such other statements, as applicable, which may be prescribed by the Corporate Securities Law of the State of California and any other applicable provision of the law.

     Section 1.1. Each such certificate issued shall be signed in the name of the corporation by the Chairman of the Board of Directors, if any, of the Vice Chairman of the Board of Directors, if any, the President, if any, or a Vice President, if any, and by the Chief Financial Officer or an assistant financial officer or the Secretary or an assistant secretary. Any or all of the signatures on a certificate for shares may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate for shares shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     Section 1.2. In the event that the corporation shall issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor, any such certificate for shares shall set forth thereon the statements prescribed by Section 409 of the General Corporation Law.

     Section 2: Lost, Stolen or Destroyed Certificates for Shares. The corporation may issue a new certificate for shares or for any other security in the place of any other certificate theretofore issued by it, which is alleged to have been lost, stolen or destroyed. As a condition to such issuance, the corporation may require any such owner of the allegedly lost, stolen or destroyed certificate or any such owner's legal representative to give the corporation a bond, or other adequate security, sufficient to indemnify it against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     Section 3. Share Transfers. Upon compliance with any provision of the General Corporation Law and/or the Corporate Securities Law of 1968 which may restrict the transferability of shares, transfers of shares of the corporation shall be made only on the record of shareholders of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes, if any, due thereon.

     Section 4. Record Date for Shareholders. In order that the corporation may determine the shareholders entitled to notice of any meeting or to vote or be entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect to any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days or fewer than ten days prior to the date of such meeting or more than sixty days prior to any other action.

     Section 4.1. If the Board of Directors shall not have fixed a record date as aforesaid, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth day prior to the day of such other action, whichever is later.

     Section 4.2. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five days from the date set for the original meeting.

     Section 4.3. Except as may be otherwise provided by the General Corporation Law, shareholders on the record date shall be entitled to notice and to vote or to receive any dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

     Section 5. Representation of Shares in Other Corporations. Shares of other corporations standing in the name of this corporation may be voted or represented and all incidents thereto may be exercised on behalf of the corporation by the Chairman of the Board, the President or any Vice President or any other person authorized by resolution of the Board of Directors.

     Section 6. Meaning of Certain Terms. As used in these Bylaws with respect to the right to notice of a meeting of shareholders or a waiver thereof or to participate or vote thereat or to assent or consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or shares and to a holder or holders of record or outstanding shares when the corporation is authorized to issue only one class of shares, and said reference is also intended to include any outstanding share or shares and any holder or holders of outstanding shares of any class upon which or upon whom the Articles of Incorporation confer such rights where there are two or more classes or series of shares or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the Articles of Incorporation may provide for more than one class or series of shares, one or more of which are limited or denied such rights thereunder.

     Section 6.1. As used in these Bylaws, all references to specific sections without further description, and all references to the "General Corporation Law" are in reference to the General Corporation Law of the State of California.

     Section 6.2. As used in these Bylaws, with respect to the qualification of directors and officers to serve in such positions, such officer or director shall be qualified, disqualified, or unqualified as determined by the General Corporation Law, the Articles of Incorporation, these Bylaws, or by resolution of the Board of Directors.

     Section 7. Close Corporation Certificates. All certificates representing shares of this corporation, in the event it shall elect to become a close corporation, shall contain the legend required by Section 418(c).

                                   ARTICLE VI

              EFFECT OF SHAREHOLDERS' AGREEMENT - CLOSE CORPORATION

     Any Shareholders' Agreement authorized by Section 300(b) shall only be effective to modify the terms of these Bylaws if this corporation elects to become a close corporation with appropriate filing of or amendment to its Articles as required by Section 202 and shall terminate when this corporation ceases to be a close corporation. Such an agreement cannot waive or alter
Section 158 (defining close corporations), 202 (requirements of Articles of Incorporation), 500 and 501 relative to distributions, 1111 (merger), 1201(e) (reorganization) or Chapters 15 (Records and Reports), 16 (Rights of Inspection), 18 (Involuntary Dissolution) or 22 (Crimes and Penalties) or any other provision of the General Corporation Law requiring the filing of any document with the Secretary of State. All other provisions of the General Corporation Law or these Bylaws may be altered or waived thereby, but to the extent they are not so altered or waived, these Bylaws shall be applicable.

                                   ARTICLE VII

               CORPORATE CONTRACTS AND INSTRUMENTS - HOW EXECUTED

     The Board of Directors, except as provided otherwise in the Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or agreement, or to pledge its credit, or to render it liable for any purposes or any amount, except as provided in Section 313 of the General Corporation Law.

                                  ARTICLE VIII

                               CONTROL OVER BYLAWS

     After the initial Bylaws of the corporation shall have been adopted by the incorporator or incorporators of the corporation, the Bylaws may be amended or repealed or new Bylaws may be adopted by the shareholders entitled to exercise a majority of the voting power or by the Board of Directors; provided, however, that the Board of Directors shall have no control over any bylaw which fixes or changes the authorized number of directors of the corporation; provided, further, that any control over the Bylaws herein vested in the Board of Directors shall be subject to the authority of the aforesaid shareholders to amend or repeal the Bylaws or to adopt new bylaws; and provided, further, that no new bylaw, nor any amendment or repeal of an existing bylaw, having the effect of reducing the number or minimum number of directors shall be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent would be sufficient to elect at least one director if voted cumulatively at an election at which all of the outstanding shares entitled to vote were voted and the entire number of previously authorized directors were being elected.

                                   ARTICLE IX

                       BOOKS AND RECORDS - STATUTORY AGENT

     Section 1. Records: Storage and Inspection. The corporation shall keep at its principal executive office in the State of California or, at the principal business office in the State of California if its principal executive office is not in the State, the original or a copy of the Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California, and, if the corporation has no principal business office in the State of California, it shall upon request of any shareholder furnish a copy of the Bylaws as amended to date.

     Section 1.1. The corporation shall keep adequate and correct books and records of account and shall keep minutes of the proceedings of its shareholders, Board of Directors and committees, if any. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each. Such minutes shall be in written form. Such other books and records shall be kept either in written form or in any other form capable of being converted into written form.

     Section 1.2. The accounting books and records, record of shareholders, and minutes of proceedings of the shareholders and the Board and committees of the Board of this corporation and any subsidiary of this corporation shall be open to inspection upon written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interest as a shareholder or as a holder of such voting trust certificate. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

     Section 1.3. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the corporation and any of its subsidiaries. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

     Section 2. Record of Payments. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

     Section 3. Annual Report. Whenever the corporation shall have fewer than one hundred shareholders, the Board of Directors shall not be required to cause to be sent to the shareholders of the corporation the annual report prescribed by Section 1501 of the General Corporation Law unless it shall determine that a useful purpose would be served by causing the same to be sent or unless the Department of Corporations, pursuant to the provisions of the Corporate Securities Law of 1968, shall direct the sending of the same. This section shall not affect any other provision contained in these Bylaws otherwise controlling annual reports.

     Section 4. Construction of Terms. Unless the context otherwise requires, the general provisions, Rules of Construction on Definitions contained in the General Corporation Law of California shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter. The singular number includes the plural and the plural number includes the singular. The term "person" includes a corporation as well as a natural person.

     Section 5. Corporate Seal. The Board of Directors shall adopt, use, and at will alter a corporate seal. Any corporate seal shall be circular in form and shall have inscribed thereon the name of the corporation, the date of its incorporation, and the word "California."

             CERTIFICATE OF ADOPTION OF AMENDED AND RESTATED BYLAWS

     The undersigned hereby certifies:

     1. That I am the duly elected, qualified and acting Secretary of HELIX PHYSICIANS MANAGEMENT, INC., a California corporation.

     2. That the foregoing Amended and Restated Bylaws were adopted as the bylaws of the corporation by the unanimous written consent of the shareholders without a meeting effective as of 1/3/2000.

     Dated: 1/3/2000


                                        /s/ Daniel Rosen
                                        ----------------------------------------
                                        DANIEL ROSEN, M.D.
                                        Secretary

                                     BYLAWS

                                       OF

                      HELIX PHYSICIANS MEDICAL GROUP, INC.

                      a California Professional Corporation

                                INDEX OF CONTENTS

                                                                                      Page
                                                                                      ----
ARTICLE I.       OFFICERS..........................................................     1
   Section 1.       PRINCIPAL OFFICE...............................................     1
   Section 2.       OTHER OFFICES..................................................     1

ARTICLE II.      SHARES AND SHAREHOLDERS...........................................     1
   Section 1.       QUALIFICATIONS OF SHAREHOLDERS.................................     1
   Section 2.       REQUIRED TRANSFER OF SHARES....................................     1
   Section 3.       PLACE OF MEETINGS..............................................     1
   Section 4.       ANNUAL MEETING.................................................     2
   Section 5.       SPECIAL MEETING................................................     2
   Section 6.       NOTICE OF SHAREHOLDERS' MEETING................................     2
   Section 7.       MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE...................     3
   Section 8.       QUORUM.........................................................     3
   Section 9.       ADJOURNED MEETING; NOTICE......................................     4
   Section 10.      VOTING.........................................................     4
   Section 11.      WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS.............     5
   Section 12.      SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING........     5
   Section 13.      RECORD DATE FOR SHAREHOLDER NOTICE, VOTING, AND GIVING
                       CONSENTS....................................................     6
   Section 14.      PROXIES........................................................     7
   Section 15.      INSPECTORS OF ELECTION.........................................     8

ARTICLE III.     DIRECTORS.........................................................     9
   Section 1.       POWERS.........................................................     9
   Section 2.       NUMBER AND QUALIFICATION OF DIRECTORS..........................    10
   Section 3.       ELECTION AND TERM OF OFFICE OF DIRECTORS.......................    10
   Section 4.       VACANCIES......................................................    10
   Section 5.       PLACE OF MEETINGS AND MEETINGS BY TELEPHONE....................    11
   Section 6.       ANNUAL MEETING.................................................    11
   Section 7.       OTHER REGULAR MEETINGS.........................................    12
   Section 8.       SPECIAL MEETINGS...............................................    12
   Section 9.       QUORUM.........................................................    12
   Section 10.      WAIVER OF NOTICE...............................................    12
   Section 11.      ADJOURNMENT....................................................    13
   Section 12.      NOTICE OF ADJOURNMENT..........................................    13
   Section 13.      ACTION WITHOUT MEETING.........................................    13
   Section 14.      FEES AND COMPENSATION OF DIRECTORS.............................    13

ARTICLE IV.      COMMITTEES........................................................    13
   Section 1.       COMMITTEES OF DIRECTORS........................................    13


                                      (i)

                                                                                      Page
                                                                                      ----
   Section 2.       MEETINGS AND ACTION OF COMMITTEES..............................    14

ARTICLE V.       OFFICERS..........................................................    15
   Section 1.       OFFICERS AND QUALIFICATIONS....................................    15
   Section 2.       ELECTION OF OFFICERS...........................................    15
   Section 3.       ADDITIONAL OFFICES.............................................    15
   Section 4.       REMOVAL AND RESIGNATION OF OFFICERS............................    15
   Section 5.       VACANCIES IN OFFICES...........................................    15
   Section 6.       CHAIRMAN OF THE BOARD..........................................    16
   Section 7.       PRESIDENT......................................................    16
   Section 8.       VICE PRESIDENTS................................................    16
   Section 9.       SECRETARY......................................................    16
   Section 10.      CHIEF FINANCIAL OFFICER........................................    17
   Section 11.      REIMBURSEMENT OF DISALLOWED PAYMENTS...........................    17

ARTICLE VI.      INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
                 OTHER AGENTS......................................................    18
   Section 1.       AGENTS, PROCEEDINGS, AND EXPENSES..............................    18
   Section 2.       ACTIONS OTHER THAN BY THE CORPORATION..........................    18
   Section 3.       ACTIONS BY THE CORPORATION.....................................    19
   Section 4.       FURTHER INDEMNIFICATION BY AGREEMENT...........................    19
   Section 5.       SUCCESSFUL DEFENSE BY AGENT....................................    20
   Section 6.       REQUIRED APPROVAL..............................................    20
   Section 7.       ADVANCE OF EXPENSES............................................    20
   Section 8.       OTHER CONTRACTUAL RIGHTS.......................................    20
   Section 9.       LIMITATIONS....................................................    21
   Section 10       INSURANCE......................................................    21
   Section 11.      CONTINUATION OF RIGHTS.........................................    21
   Section 12.      FIDUCIARIES OF CORPORATE EMPLOYEE BENEFIT PLAN.................    21

ARTICLE VII.     RECORDS AND REPORTS...............................................    21
   Section 1.       MAINTENANCE AND INSPECTION OF SHARE
                    REGISTER.......................................................    21
   Section 2.       MAINTENANCE AND INSPECTION OF BYLAWS...........................    22
   Section 3.       MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS..........    22
   Section 4.       INSPECTION BY DIRECTORS........................................    23
   Section 5.       ANNUAL REPORT TO SHAREHOLDERS..................................    23
   Section 6.       FINANCIAL STATEMENTS...........................................    23
   Section 7.       ANNUAL STATEMENT OF GENERAL INFORMATION........................    24

ARTICLE VIII.    GENERAL CORPORATE MATTERS.........................................    24
   Section 1.       FISCAL YEAR....................................................    24


                                      (ii)

                                                                                      Page
                                                                                      ----
   Section 2.       RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING..........    24
   Section 3.       CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS......................    25
   Section 4.       CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED..............    25
   Section 5.       CERTIFICATES FOR SHARES........................................    25
   Section 6.       LEGEND CONDITION...............................................    26
   Section 7.       LOST CERTIFICATES..............................................    26
   Section 8.       REPRESENTATION OF SHARES OF OTHER CORPORATION..................    27
   Section 9.       CONSTRUCTION AND DEFINITIONS...................................    27

ARTICLE IX.      AMENDMENTS........................................................    28
   Section 1.       AMENDMENT BY SHAREHOLDERS......................................    28
   Section 2.       AMENDMENT BY DIRECTORS.........................................    28


                                     (iii)

                                     BYLAWS

                                       OF

                      HELIX PHYSICIANS MEDICAL GROUP, INC.

                                   ARTICLE I.
                                     OFFICES

     Section 1. PRINCIPAL OFFICE. The board of directors shall fix the location of the principal office for the transaction of the business of the corporation ("principal executive office"). The board of directors may change the principal office from one location to another.

     Section 2. OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II.
                             SHARES AND SHAREHOLDERS

          Section 1. QUALIFICATIONS OF SHAREHOLDERS. The corporation may not issue shares, nor may any shareholder transfer any of its capital stock, to anyone other than the corporation or an individual who is duly licensed or otherwise legally authorized to render the specific professional services for which the corporation was organized, or to a medical corporation with a single shareholder who is a licensed physician and surgeon. Licensed persons [other than licensed physicians and surgeons] as defined in section 13401.5(a) of the California Corporations Code shall at no time own more than 49 percent of the total number of shares of the corporation and shall at no time be greater in number than the persons licensed to practice medicine.

          Section 2. REQUIRED TRANSFER OF SHARES. Shares owned by a person who dies or becomes a disqualified shareholder shall be sold and transferred to the corporation or its shareholders on the terms agreed on by the corporation and its shareholders in a written agreement. The sale or transfer shall occur not later than six months following the death of any shareholder, or within 90 days after the shareholder becomes a disqualified person.

          Section 3. PLACE OF MEETINGS. Meetings of shareholders shall be held at any place within or outside the State of California designated by the board of directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

          Section 4. ANNUAL MEETING. The annual meeting of shareholders shall be held on the date and at the time designated by the board of directors. However, if this day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At this meeting, directors shall be elected, and any other proper business may be transacted.

          Section 5. SPECIAL MEETING. A special meeting of the shareholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

          If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president, or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 6 and 7 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 5 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

          Section 6. NOTICE OF SHAREHOLDERS' MEETING. All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 7 of this Article II not less than 10 nor more than 60 days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and
(i) in the case of a special meeting, the general nature of the business to be transacted, and that no other business may be transacted, or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of the nominee or nominees whom, at the time of the notice, management intends to present for election.

          If action is proposed to be taken at any meeting for approval of any of the following, pursuant to the California General Corporation Law, the notice shall also state the general nature of that proposal: (i) a contract or transaction in which a director has a direct or indirect financial interest;
(ii) an amendment of the articles of incorporation; (iii) a reorganization of the corporation; (iv) a voluntary dissolution of the corporation; and (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares.

          Section 7. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

          If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice.

          An affidavit of the mailing or other means of giving any notice of any shareholders' meeting may be executed by the secretary, assistant secretary, or any transfer agent of the corporation giving the notice, and, if so executed, shall be filed and maintained in the minute books of the corporation.

          Section 8. QUORUM. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders.

          The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

          Section 9. ADJOURNED MEETING; NOTICE. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at the meeting, either in person or by proxy, but in the absence of a quorum no other business may be transacted at that meeting, except as provided in Section 8 of this Article II.

          When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the board of directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 6 and 7 of this Article II. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

          Section 10. VOTING. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 13 of this Article II, subject to the provisions of the California General Corporation Law relating to voting shares held by a fiduciary, in the name of a corporation, or a joint ownership. Only Holders of Series A shares, voting together as a series, shall be entitled to vote for election of Series A Directors of the corporation and only Holders of Series B shares shall be entitled to vote for election of Series B Directors.

          A shareholder who is not a licensed person or otherwise an eligible shareholder, or who is a disqualified person shall not have voting rights. Shares owned by such shareholders may not be counted for voting or quorum purposes.

          Voting may be by voice or ballot, provided that any election of directors must be by ballot if demanded by any shareholder before the voting begins. Each shareholder entitled to vote at any election of directors shall have the right to cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or to distribute his votes on the same principle among as many candidates as he desires. No shareholder shall be entitled to cumulate votes unless the candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The candidates, up to the number of directors to be elected, receiving the highest number of votes shall be elected.

          In voting on all other matters submitted to a vote of the shareholders, each share shall be entitled to one vote, unless provided otherwise in the articles of incorporation. Any holder of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal but if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote.

          Section 11. WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS. The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if each person entitled to vote who was not present in person or by proxy either before or after the meeting signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of the matters specified in the second paragraph of Section 6 of this Article II, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the meeting.

          Section 12. SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the board of directors that has not been filled by the directors, other than a vacancy created by removal, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holder, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

          If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 7 of this Article
II. In the case of approval of any of the following, pursuant to the California General Corporation Law, the notice shall be given at least 10 days before the consummation of any action authorized by that approval: (i) contracts or transactions in which a director has a direct or indirect financial interest;
(ii) indemnification of agents of the corporation; (iii) a reorganization of the corporation; or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares.

          Section 13. RECORD DATE FOR SHAREHOLDER NOTICE, VOTING, AND GIVING CONSENTS. For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than 60 days nor less than 10 days before the date of any such meeting nor more than 60 days before any such action without a meeting, and in this event only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the articles of incorporation, or by agreement, or in the California General Corporation Law.

          If the board of directors does not so fix a record date:

          (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

          (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) shall be the day on which the first written consent is given when no prior action by the board has been taken, or (ii) shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the 60th day before the date of such other action, whichever is later, when prior action of the board has been taken.

          Section 14. PROXIES. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, provided that such authorized agent is a shareholder of this corporation and a licensed person. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the shareholder or the shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of 11 months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the California General Corporation Law.

          Every form of proxy or written consent, which provides an opportunity to specify approval or disapproval with respect to any proposal, may also contain an appropriate space marked "abstain" whereby a shareholder may indicate a desire to abstain from voting his or her shares on the proposal. A proxy marked "abstain" by the shareholder with respect to a particular proposal shall not be voted either for or against such proposal. In any election of directors, any form of proxy in which the directors to be voted upon are named therein as candidates and which is marked by a shareholder "withhold" or otherwise marked in a manner indicating that the authority to vote for the election of directors is withheld shall not be voted for the election of a director. Failure to comply with this paragraph shall not invalidate any corporate action taken, but may be the basis for challenging any proxy at a meeting.

          Section 15. INSPECTORS OF ELECTION. Before any meeting of shareholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If there are three (3) inspectors of election the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy.

          These inspectors shall:

          (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

          (b) Receive votes, ballots, or consents;

          (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

          (d) Count and tabulate all votes or consents;

          (e) Determine when the polls shall close;

          (f) Determine the result; and

          (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

                                  ARTICLE III.
                                   DIRECTORS

          Section 1. POWERS. Subject to the provisions of the California General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

          Without prejudice to these general powers, and subject to the same limitations, the directors shall have the power to:

          (a) Select and remove all officers, agents, and employees of the corporation; prescribe any powers and duties for them that are consistent with law, with the articles of incorporation, and with these bylaws; fix their compensation; and require from them security for faithful service.

          (b) Change the principal executive office or the principal business office in the State of California from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or country and conduct business within or without the State of California; and designate any place within or without the State of California for the holding of any shareholders' meeting, or meetings, including annual meetings.

          (c) Adopt, make, and use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificates.

          (d) Authorize the issuance of shares of stock of the corporation on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or securities canceled, or tangible or intangible property actually received; provided, the board of directors shall state by resolution its determination of the fair value to the corporation in monetary terms of any consideration other than money for which shares are issued.

          (e) Borrow money and incur indebtedness on behalf of the corporation, and cause to be executed and delivered for the corporation's purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, and other evidences of debt and securities.

          (f) Provide and maintain security by insurance or otherwise, for claims against the corporation or its employees for errors and omissions arising out of the corporation's professional practice.

          (g) Negotiate and enter into contracts, agreements or other instruments on behalf of the corporation or to delegate the authority therefor to the appropriate officers.

          Section 2. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of directors shall be three (3) until changed by a duly adopted amendment to the articles of incorporation and an amendment to this bylaw made pursuant to the provisions of Article IX, Section 1 of these bylaws, subject to the provisions of the California General Corporation Law. Two of the directors shall be elected by the affirmative vote of the Series A shareholders and shall be referred to as Series A Directors. One director shall be elected by the affirmative vote of the Series B shareholders and shall be referred to as a Series B Director.

          Directors need not be residents of the State of California nor shareholders of the corporation if the number of shareholders is three (3) or more. If the number of shareholders is one (1), the corporation need have only one (1) director who shall be such shareholder. If the number of shareholders is two (2), the corporation need have only two (2) directors who shall be such shareholders.

          All directors shall hold a current valid license to practice medicine or to practice the allied professions of podiatry; nursing; optometry; psychology; marriage, family and child counseling; social work or physician's assisting in California. If any director shall become a disqualified person, that director shall immediately cease to be a director without the necessity of corporate action and an election to fill the vacancy thus created shall be held in accordance with Section 4 of this Article IV.

          Section 3. ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the shareholders to hold office until the next annual meeting; however, if any annual meeting is not held or the directors are not elected at any annual meeting, they may be elected at any special shareholders' meeting held for that purpose. Each director, including a director elected to fill a vacancy or elected at a special shareholders' meeting, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. A person holding the office of Series B Director shall not be eligible for re-election until two years after the end of that director's last term.

          Section 4. VACANCIES. A vacancy or vacancies in the board of directors shall be deemed to exist in the event of death, resignation, or removal of any director, or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

          Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary, or the board of directors, unless the notice specifies a later time for that resignation to become effective.

          The shareholders of the Series for which the vacancy or vacancies in the board exists may elect a director or directors at any time, to fill that Series' vacancy or vacancies, at a duly noticed meeting or by written consent. Any such election by written consent, other than to fill a vacancy created by removal, shall require the consent of a majority of the outstanding shares of that Series entitled to vote. An election by written consent to fill a vacancy created by the removal of a director shall require the unanimous consent of the outstanding shares of that Series entitled to vote.

          No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

          Section 5. PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. Regular meetings of the board of directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, at the principal executive office of the corporation. Notwithstanding the above provisions of this Section 5, a regular or special meeting of the board of directors may be held at any place consented to in writing by all the board members, either before or after the meeting. If consents are given, they shall be filed with the minutes of the meeting. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

          Section 6. ANNUAL MEETING. Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization, any desired election of officers, and the transaction of other business. Notice of this meeting shall not be required unless some place other than the place of the annual shareholders' meeting has been designated.

          Section 7. OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors and made a part of these bylaws by a notation opposite this Section entered by the secretary or by amendment to this Section. Such regular meetings may be held without notice.

          Section 8. SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

          Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

          Section 9. QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 11 of this Article III. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the California General Corporation Law (as to (i) approval of contracts or transactions in which a director has a direct or indirect material financial interest, (ii) appointment of committees, and (iii) indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

          Section 10. WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, before or at its commencement, the lack of notice to that director.

          Section 11. ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

          Section 12. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of the time and place shall be given before the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

          Section 13. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

          Section 14. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. This Section 14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for those services.

          Notwithstanding the above, income of the corporation attributable to its practice of medicine while a shareholder is a disqualified person shall not in any manner accrue to the benefit of that shareholder or his or her shares.

                                   ARTICLE IV.
                                   COMMITTEES

          Section 1. COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

          (a) The approval of any action which, under the General Corporation Law of California, also requires shareholders' approval or approval of the outstanding shares;

          (b) The filling of vacancies on the board of directors or in any committee;

          (c) The fixing of compensation of the directors for serving on the board or on any committee;

          (d) The amendment or repeal of bylaws or the adoption of new bylaws;

          (e) The amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

          (f) A distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

          (g) The appointment of any other committees of the board of directors or the members of these committees.

          Section 2. MEETINGS AND ACTION OF COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 5 (place of meetings), 7 (regular meetings), 8 (special meetings and notice), 9 (quorum), 10 (waiver of notice), 11 (adjournment), 12 (notice of adjournment), and 13 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee; special meetings of committees may also be called by resolution of the board of directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. Minutes shall be kept of each meeting of any committee and shall be filed with the corporate records. The board of directors may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

                                   ARTICLE V.
                                    OFFICERS

          Section 1. OFFICERS AND QUALIFICATIONS. The officers of the corporation shall be a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices may be held by the same person, provided that if the corporation has only one shareholder, such shareholder shall serve as president and chief financial officer of the corporation. The remaining officers in such situation need not be licensed persons. If the corporation has two shareholders, the two shareholders between them shall fill the offices of president, vice president, secretary and chief financial officer. So long as the corporation has two or more shareholders, each officer shall be a licensed person.

          Section 2. ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of
Section 3 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.

          Section 3. ADDITIONAL OFFICERS. The board of directors may appoint, and may authorize the chairman of the board or the president or another officer to appoint, any other officers that the business of the corporation may require, each of whom shall have the title, hold office for the period, have the authority, and perform the duties specified in the bylaws or determined from time to time by the board of directors.

          Section 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting of the board, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors. Notwithstanding the preceding sentence, any officer who becomes a disqualified person shall cease to be an officer immediately on the effective date of disqualification, and his or her office shall become vacant without the necessity of corporate action.

          Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

          Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification (including becoming a "disqualified person") or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

          Section 6. CHAIRMAN OF THE BOARD. The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

          Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws.

          Section 8. VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, and the president, or the chairman of the board.

          Section 9. SECRETARY. The secretary shall keep or cause to be kept, at the principal executive office or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings.

          The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

          The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

          Section 10. CHIEF FINANCIAL OFFICER. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

          The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

          If required by the board of directors the chief financial officer shall give the corporation a bond in the amount and with the surety or sureties specified by the board for faithful performance of the duties of his office and for restoration to the corporation of all its books, papers, vouchers, money, and other property of every kind in his possession or under his control on his death, resignation, retirement or removal from office.

          Section 11. REIMBURSEMENT OF DISALLOWED PAYMENTS. Any payments made to an officer, director, or employee of the corporation, including without limitation salary payments, commissions, bonuses, interest payments, or reimbursements for business or entertainment expenses incurred by him, that shall be disallowed for federal or state income tax purposes in whole or in part as a deductible expense of the corporation, shall be reimbursed to the corporation by such officer, director, or employee to the full extent of the disallowance within ninety (90) days after the corporation has been notified of the disallowed amount. It shall be the duty of the board of directors to enforce payment of each amount disallowed. In lieu of payment by the officer, director, or employee, the board of directors of the corporation may withhold up to fifty percent (50%) of any future salary payments or other payments due such officer, director, or employee until the amount owed the corporation has been recovered.

                                   ARTICLE VI.
                     INDEMNIFICATION OF DIRECTORS, OFFICERS,
                           EMPLOYEES AND OTHER AGENTS

          Section 1. AGENTS, PROCEEDINGS, AND EXPENSES. For the purposes of this Article, "agent" means any person who is or was a director, officer, employee, or other agent of this corporation, or is or was serving at the request of this corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of this corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under Section 5 or 6(d) of this Article.

          Section 2. ACTIONS OTHER THAN BY THE CORPORATION. This corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this corporation) by reason of the fact that such person is or was an agent of this corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner that person reasonably believed to be in the best interests of this corporation and its shareholders and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this corporation or its shareholders or that the person had reasonable cause to believe that the person's conduct was unlawful.

          Section 3. ACTIONS BY THE CORPORATION. This corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this corporation to procure a judgment in its favor by reason of the fact that person is or was an agent of this corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this corporation and its shareholders. No indemnification shall be made under this Section 3:

          (a) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to this corporation in the performance of that person's duty to this corporation and its shareholders, unless and only to the extent that the court in which that action was brought shall determine upon application that, in view of all the circumstances of the case, that such person is fairly and reasonably entitled to indemnity for the expenses, and then only to the extent that the court shall determine;

          (b) of amounts paid in settling or otherwise disposing of a pending action without court approval; or

          (c) of expenses incurred in defending a pending action of which is settled or otherwise disposed of without court approval.

          Section 4. FURTHER INDEMNIFICATION BY AGREEMENT. Notwithstanding the foregoing provisions of this Article, the corporation may provide for further indemnification of an agent of the corporation against liability for breach of duty to the corporation and its shareholders by:

          (a) agreement with such agent;

          (b) vote of the shareholders other than the proposed indemnitee, or

          (c) vote of the disinterested directors of the corporation.

          Notwithstanding anything in this Section 4 to the contrary, no indemnification of such agent may be made (i) for any acts, omissions or transactions from which a director may not be relieved of liability as set forth in the exceptions to paragraph (a) (10) of Section 204 of the

California Corporations Code, or (ii) as to circumstances in which indemnity is expressly prohibited by Section 317 of the California Corporations Code.

          Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this corporation has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article, or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

          Section 6. REQUIRED APPROVAL. Except as provided in Sections 4 and 5 of this Article, any indemnification under this Article shall be made by this corporation only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article, by:

          (a) a majority vote of a quorum consisting of directors who are not parties to the proceeding;

          (b) if such a quorum of directors is not obtainable, by independent legal counsel in a written opinion;

          (c) approval by the affirmative vote of a majority of the shares of this corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding shares entitled to vote. For this purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon; or

          (d) the court in which the proceeding is or was pending, on application made by this corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by this corporation.

          Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this corporation before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay the amount of the advance if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Article.

          Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than directors and officers of this corporation or any subsidiary hereof may be entitled by contract or otherwise.

          Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 4, 5, or 6(d), in any circumstance where it appears:

          (a) that it would be inconsistent with a provision of the articles, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

          (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

          Section 10. INSURANCE. The board of directors may adopt a resolution authorizing the corporation to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not this corporation would have the power to indemnify the agent against that liability under the provisions of this Article. If any portion of the shares of the company issuing such policies of insurance is owned by this corporation, the corporation will comply with the requirements of Section 317 (i) of the California Corporations Code.

          Section 11. CONTINUATION OF RIGHTS. The rights to indemnity under this Article shall continue as to a person who has ceased to be a director, officer or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of that person.

          Section 12. FIDUCIARIES OF CORPORATE EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of the corporation as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law.

                                  ARTICLE VII.
                               RECORDS AND REPORTS

          Section 1. MAINTENANCE AND INSPECTION OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its shareholders, giving the names and

          The corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual, or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.

          The income statements, statements of changes in financial position, and balance sheet referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

          Section 7. ANNUAL STATEMENT OF GENERAL INFORMATION. As and when required by the California General Corporation Law, the corporation shall file with the Secretary of State of the State of California, on the prescribed form, a statement setting forth the authorized number of directors, the names and complete business or residence addresses of all incumbent directors, the names and complete business or residence addresses of the chief executive officer, secretary and chief financial officer, the street address of its principal executive office or principal business office in this state, and the general type of business constituting the principal business activity of the corporation, together with a designation of the agent of the corporation for the purpose of service of process.

                                  ARTICLE VIII.
                            GENERAL CORPORATE MATTERS

          Section 1. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

          Section 2. RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (subject to the provisions of Article II, Section 11 of these bylaws), the board of directors may fix, in advance, a record date, which shall not be more than 60 days before any such action, and in that case only shareholders of record on the date so fixed are entitled to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the California General Corporation Law, or by agreement, or in the articles of incorporation.

          If the board of directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the 60th day before the date of that action, whichever is later.

          Notwithstanding the above, income of the corporation attributable to its practice of medicine while a shareholder is a disqualified person shall not in any manner accrue to the benefit of that shareholder or his or her shares.

          Section 3. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

          Section 4. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

          Section 5. CERTIFICATES FOR SHARES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each shareholder when any of these shares are fully paid. In addition to the issuance of fully paid share certificates, the board of directors may authorize the issuance of certificates for shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All certificates shall be signed in the name of the corporation by the chairman of the board or vice chairman of the board or the president or vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue.

          If the shares of the corporation are classified or if any class of shares has two or more series, there shall appear on the certificate one of the following: (a) a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of shares authorized to be issued and upon the holders thereof; (b) a summary of such rights, preferences, privileges and restrictions with reference to the provisions of the articles of incorporation and any Certificate of Determination establishing the same; (c) a statement setting forth the office or agency of the corporation from which shareholders may obtain, upon request and without charge, a copy of the statement referred to in (a) above.

          There shall also appear on the certificate the statements required by all of the following clauses to the extent applicable: (1) the fact that the shares are subject to restrictions upon transfer; (2) if the shares are assessable or are not fully paid, a statement that they are assessable or, on partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon; (3) the fact that the shares are subject to a close corporation voting agreement or an irrevocable proxy or restrictions upon voting rights contractually imposed by the corporation; (4) the fact that the shares are redeemable; and (5) the fact the shares are convertible and the period for conversion, following the form of the legend set forth in the California General Corporation Law.

          When the articles of incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares, or it becomes desirable for any reason, in the discretion of the board of directors, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the board of directors may order any holders of outstanding certificates for shares to surrender and exchange them for new certificates within a reasonable time to be fixed by the board of directors.

          Section 6. LEGEND CONDITION. The share certificates of this corporation shall bear a legend setting forth the restrictions on the share ownership and transfer required by law, including the Professional Corporations Regulations adopted from time to time by the Medical Board of California.

          Section 7. LOST CERTIFICATES. Except as provided in this Section 7, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

          Section 8. REPRESENTATION OF SHARES OF OTHER CORPORATION. All stock of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed by the person authorized so to do by resolution of the board of directors or in absence of such authorization, by the chairman of the board or by the president or by any vice president.

          Section 9. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the California General Corporation Law shall govern the construction of these bylaws, except when such provisions are in conflict with the Moscone-Knox Professional Corporation Act. Without limiting the generality of the above, the masculine gender includes the feminine and neuter, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

          "Licensed person" shall mean any natural person who is duly licensed under the provisions of the Business and Professions Code to render the same professional services as are or will be rendered by this corporation.

          "Disqualified person" shall mean a licensed person who for any reason becomes legally disqualified (temporarily or permanently) to render the professional services which this corporation is or was rendering.

          "Approved by (or approval of) outstanding shares" shall mean approved by the affirmative vote of a majority of the out-standing shares entitled to vote. Such approval shall include the affirmative vote of a majority of the outstanding shares of each class or series entitled, by any provision of the articles or the California General Corporation Law, to vote as a class or series on the subject matter being voted upon and shall also include the affirmative vote of such greater proportion (including all) of the outstanding shares of any class or series if such greater proportion is required by the articles or the California General Corporation Law.

          "Approved by (or approval of) the shareholders" shall mean approved or ratified by the affirmative vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present (which shares voted affirmatively also constitute at least a majority of the required quorum) or by the written consent of shareholders or by the affirmative vote or written consent of such greater proportion (including all) of the shares of any class or series as may be provided in the articles or the California General Corporation Law for all or any specified shareholder action.

                                   ARTICLE IX.
                                   AMENDMENTS

          Section 1. AMENDMENT BY SHAREHOLDERS. New bylaws may be adopted or these bylaws may be amended or repealed by approval of the outstanding shares, or their proxies, or by the written assent of these persons; provided, however, that if the articles of incorporation of the corporation set forth the number of authorized directors of the corporation, the authorized number of directors may be changed only by an amendment of the articles of incorporation; and provided further, that a bylaw or amendment of the articles reducing the number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16 2/3% of the outstanding shares entitled to vote.

          Section 2. AMENDMENT BY DIRECTORS. Subject to the right of shareholders under Section 1 of this Article IX, bylaws other than a bylaw fixing or changing the authorized number of directors may be adopted, amended, or repealed by the board of directors. However, if the articles of incorporation or bylaws adopted by the shareholders provide for an indefinite number of directors within specified limits, the directors may adopt or amend a bylaw fixing the exact number of directors within those limits.

                            CERTIFICATE OF SECRETARY
                                       OF
                      HELIX PHYSICIANS MEDICAL GROUP, INC.

          The undersigned hereby certifies that:

          1. I am the duly elected, qualified and acting secretary of the above-named California corporation.

          2. The foregoing bylaws are the duly adopted bylaws of the corporation.

          3. Pursuant to the action of the Board of Directors at its organizational meeting on March 31, 1994, the annual meeting of the shareholders shall be at 7:00 p.m. on the second Wednesday in March, and the corporation's principal executive office shall be at 8300 Niessen Way, Fair Oaks, California.

          DATED: March 31, 1994.


                                             /s/ Daniel Rosen
                                             -----------------------------------
                                             Daniel Rosen, M.D., Secretary